UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2006
JLG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
Commission file number: 1-12123

PENNSYLVANIA (State or other jurisdiction of incorporation or organization)	25-1199382 (I.R.S. Employer Identification No.)

1 JLG Drive, McConnellsburg, PA (Address of principal executive offices)	17233-9533 (Zip Code)
Registrant’s telephone number, including area code:
(7l7) 485-5161
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On October 15, 2006, JLG Industries, Inc., a Pennsylvania corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Oshkosh Truck Corporation, a Wisconsin corporation (“Oshkosh”), and a newly formed subsidiary of Oshkosh, Steel Acquisition Corporation, a Pennsylvania corporation (“Merger Sub”).
     Pursuant to the Merger Agreement, at the effective time, each share of the Company’s common stock, par value $0.20 per share that is issued and outstanding immediately prior to the effective time (other than shares held by the Company, Oshkosh or Merger Sub, which will be canceled without payment of any consideration) will be converted into the right to receive from Oshkosh $28.00 in cash, without interest. Also pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Oshkosh (the “Merger”).
     Conditions to the Merger
     The Merger has been approved by the Boards of Directors of the Company and Oshkosh and is conditioned on, among other things, the adoption of the Merger Agreement by the shareholders of the Company and the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company intends to prepare and file a proxy statement with the SEC that it will mail to shareholders in order to obtain shareholder approval of the Merger Agreement and the Merger.
     The Merger Agreement contains customary representations and warranties between the Company, Oshkosh and Merger Sub. The Merger Agreement also contains customary covenants and agreements, including, with respect to the operation of the Company’s business between signing and closing, a restriction on solicitation of proposals with respect to alternative transactions involving the Company, governmental filings and approvals, public disclosure, employee benefits and similar matters.
     Termination Provisions
     Under the Merger Agreement, the Company is obligated to pay a termination fee of $100,000,000 to Oshkosh if the Merger Agreement is terminated under any of the following circumstances:
•	The Merger Agreement is terminated by Oshkosh, because the Company has modified or withdrawn its recommendation or because the Board has failed to publicly confirm the Board’s recommendation within five business days of a written request by Oshkosh that it do so following an acquisition proposal.

•	The Merger Agreement is terminated by the Company and the Company enters into an acquisition agreement with a third party.

•	If (i) the Merger Agreement is terminated (A) by either party if the Merger has not been consummated on or before February 28, 2007 (provided that this right to terminate is not available to any party whose breach is the cause of such failure to consummate) or (B) by Oshkosh if the Company has breached any representation, warranty, covenant or other agreement that cannot be cured within 20 days, (ii) prior to such termination of the Merger Agreement, a person made an acquisition proposal or expressed any interest publicly (or such interest becomes publicly known) or to the Company with respect to the making of an acquisition proposal and (iii) within twelve months after any such termination either (A) the Company enters into a definitive agreement with respect to any acquisition proposal or (B) any acquisition proposal is consummated (provided that, for purposes of this provision, references to 15% in the definition of “acquisition proposal” are replaced with a reference to 35%).

•	If (i) the Merger Agreement is terminated by either party if the shareholder approval is not obtained, (ii) prior to such termination of the Merger Agreement, a person made an acquisition proposal or expressed any interest publicly (or such interest becomes publicly known) with respect to the making of an acquisition proposal and (iii) within twelve months after any such termination either (A) the Company enters into a definitive agreement with respect to any acquisition proposal or (B) any acquisition proposal is consummated (provided that, for purposes of this provision, references to 15% in the definition of “acquisition proposal” are replaced with a reference to 35%).
     In addition to the termination provisions described above, either party may terminate the Merger Agreement by mutual consent or if any law makes the consummation of the Merger illegal or otherwise prohibits or enjoins the Company or Oshkosh from consummating the Merger. Further, Oshkosh may terminate the Merger Agreement if the Company breaches any of its non-solicitation obligations and the Company may terminate the Merger Agreement if Oshkosh or Merger Sub breach any representation, warranty, covenant or other agreement that cannot be cured within 20 days.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     Additional Information and Where to Find It
     A shareholders’ meeting will be announced soon to obtain shareholder approval for the Merger. The Company intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with such shareholder meeting. This proxy statement will be mailed to the Company’s shareholders. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE COMPANY. Investors and shareholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. Free copies of the proxy statement, when it becomes available, and JLG Industries’ other filings with the SEC may also be obtained from JLG Industries. Free copies of JLG Industries’ filings may be obtained by directing a request to JLG Industries, Inc., 13224 Fountainhead Plaza, Hagerstown, Maryland 21742-2678, Attention: Investor Relations.
     Oshkosh Truck, JLG Industries and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from JLG Industries’ shareholders in favor of the proposed acquisition. Information regarding Oshkosh Truck’s directors and executive officers is available in Oshkosh Truck’s proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on December 20, 2005. Information regarding JLG Industries’ directors and executive officers is available in JLG Industries’ proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on October 2, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
     Forward-Looking Statements
     This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) risks associated with acquisitions; (iv) credit risks from our financing of customer purchases; (v) risks arising from dependence on third-party suppliers; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-K for the fiscal year ended July 31, 2006.

Item 8.01 Other Events
     A press release announcing the execution of the Merger Agreement was issued by the Company on October 16, 2006. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
Item 2.1 Agreement and Plan of Merger, dated October 15, 2006 among the Company, Parent and Merger Sub.

Item 99.1 Press release issued October 16, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG INDUSTRIES, INC.
(Registrant)

Date: October 16, 2006	/s/	James H. Woodward, Jr.
James H. Woodward, Jr.
Executive Vice President and
Chief Financial Officer

Exhibit No.
2.1	Agreement and Plan of Merger dated as of October 15, 2006 among the Company, Parent and Merger Sub.

99.1	Press release issued October 16, 2006.

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